Exhibit 99.1

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Cano Presentation – CK Cooper Conference Desert Springs, CA February 16-17, 2006

Producing oil & gas in the USA for the USA

INFORMATION REGARDING FORWARD-LOOKING STATEMENTS

Safe-Harbor Statement — Except for the historical information contained herein, the matters set forth in this presentation are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The company intends that all such statements be subject to the “safe-harbor” provisions of those Acts. Many important risks, factors and conditions may cause the company’s actual results to differ materially from those discussed in any such forward-looking statement. These risks include, but are not limited to, estimates or forecasts of reserves, estimates or forecasts of production, future commodity prices, exchange rates, interest rates, geological and political risks, drilling risks, product demand, transportation restrictions, the ability of Cano Petroleum, Inc. to obtain additional capital, and other risks and uncertainties described in the company’s filings with the Securities and Exchange Commission. The historical results achieved by the company are not necessarily indicative of its future prospects. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Cautionary Notes to Investors – The Securities and Exchange Commission (SEC) permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions.  Cano uses “non-proved reserves” in this presentation, which the SEC’s guidelines strictly prohibit it from including in filings with the SEC.  Investors are urged to also consider closely the disclosure in Cano’s Form 10-KSB for the fiscal year ended June 30, 2005, available from Cano by calling 800-769-7205.  This form also can be obtained from the SEC at www.sec.gov.

WWW.CANOPETRO.COM • Amex: CFW

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Cano Business Model

Secondary and Enhanced Oil Recovery

Market	Managed Risk	Early Mover

Domestic/Int’l demand strong and growing	No exploration risk	Business model established

Supply issues	No international or offshore risk	Team and relationships built

Favorable economics	Limited engineering risk	Asset accumulation

Minimal Competition to Date

3

Stock Snapshot

Amex listed	CFW
# Shareholders	~8,000
Recent price	$10.16
High-low range	$3.50 - $10.65
Average volume (10-day)	437,750
Average volume (3-mos)	286,473
Market Cap	$273 million
Debt	$45MM
Shares outstanding	26.9 million
Float Shares	14.3 million

As of February 9, 2006

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Proved PV10 Value* v. Share Price

[CHART]

*net of debt

5

Share Distribution (Estimated)

[CHART]

6

Business Strategy

•                  Acquire low-cost assets suitable for EOR and with a high ratio of probable/possible to proved reserves

•                  Convert probables/possibles to proved by waterflooding and applying EOR technologies

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Primary Production

“Easy” oil

10 to 15 % recovery of OOIP

[CHART]

8

Secondary Recovery

Waterflood

10 to 30 % additional recovery of OOIP

[CHART]

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[GRAPHIC]

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Tertiary Recovery

Enhanced Oil Recovery - EOR

15 to 25 % additional recovery of OOIP

[CHART]

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Enhanced Oil Recovery

•                  Gas Flooding

•                  CO2

•                  Nitrogen

•                  Chemical Flooding

•                  Alkaline-Surfactant-Polymer

•                  Surfactant-Polymer

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Sandstone core after waterflood – before surfactant-polymer flood

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Sandstone cores flooded with surfactants and polymers

Surfactant alone recovers more oil, but bypasses some due to poor mobility control.

(ie, water with soap alone is too thin to clean all the oil)

[GRAPHIC]

Surfactants with polymer clean oil evenly.  Good mobility control with the right surfactant = substantial oil recovery.

(ie, thick water with soap cleans more oil out of rock)

[GRAPHIC]

14

Summary of Alkaline and Surfactant Floods
27 Projects since 1980

Recoveries typically range from 16-25% of OOIP

Chemical costs from $0.80 to $8.00 per incremental barrel of oil

Field	Owner	Technical	Region	Start	API	Oil Vis cp	Recovery Type	Pore Vol Chemicals	Increment al Oil %OOIP	Chemical Cost per bo	Notes
Adena	Babcock & Brown	Surtek	Colorado	2001	43	0.42	Tertiary	In progress		$2.45	Na2CO3 Pilot 5 Spot
Cambridge	Barrett	Surtek	Wyoming	1993	20	25	Secondary	60.4%	28.07%	$2.42	Na2CO3
Cressford	Dome	Surtek	Alberta	1987			Secondary			$2.25	Alkali and Polymer Only
Daquing BS	Sinopec		China	1996	36	3	Tertiary	82.1%	23.00%	$7.88	NaOH - Biosurfactant
Daquing NW	Sinopec	Surtek	China	1995	36	3	Tertiary	65.0%	20.00%	$7.80	NaOH
Daquing PO	Sinopec	Surtek	China	1994	26	11.5	Tertiary	42.0%	22.00%	$5.51	Na2CO3
Daquing XV	Sinopec		China		36	3	Tertiary	48.0%	17.00%	$9.26	NaOH
Daquing XF	Sinopec		China	1995	36	3	Tertiary	55.0%	25.00%	$7.14	NaOH
Daquing Foam	Sinopec		China	1997	NA	NA	Tertiary	54.8%	22.32%	$8.01	ASPFoam Flood following WAG
Daquing Scale Up	Sinopec		China	??	Reported to be Shut In Due to QC Problems with Surfactant
David		Surtek	Alberta	1985	23		Tertiary			$0.80
Driscoll Creek	True	Surtek	Wyoming	1998	Acrylamid converted to acrylate - water cut lowered
Enigma	Citation	Surtek	Wyoming	2001	24	43	Secondary	In progress		$2.49	Na2CO3
Etzikorn	Renaissance/Husky	Surtek	Alberta	Current	In progress - Information not released
Gudong	CNPC	Shenli	China	1992	17.4	41.3	Tertiary	55.0%	26.51%	$3.92
Isenhaur	Enron	Tiorco	Wyoming	1980	43.1	2.8	Secondary	57.7%	11.58%	$0.83	Alkali and Polymer Only
Karmay	CNPC	UT/NIPER	China	1995	30.3	52.6	Tertiary	60.0%	24.00%	$4.35
Lagomar	PDVSA	Surtek	Venezuela	2000	24.8	14.7	Tertiary	45.0%	20.11%	$4.80	Single Well Test
Mellot Ranch	West	Surtek	Wyoming	2000	22	23	Tertiary	In progress		$2.51	NaOH
Minas I	Chevron	Chevron	Indonesia	1999	Micellar Polymer Failed when salinity of slug decreased
Minas II	Texaco	Texaco	Indonesia	Current	Lignin II Surfactant - In progress - Information not released
Sho Vel Tum	LeNorman	DOE	Oklahoma	1998	26.4	41.3	Tertiary	60.0%	16.22%	$6.40	Low Acid Number - Viscous
Bevery Hills	Stocker	Tiorco	California	Surfactant Injectivity Test
Tanner	Citation	Surtek	Wyoming	2000	21	11	Secondary	In progress		$2.82	NaOH
West Kiehl	Barrett	Surtek	Wyoming	1987	24	17	Secondary	26.5%	20.68%	$2.13
West Moorcroft	KSL	Tiorco	Wyoming	1991	22.3	20	Secondary	20.0%	15.00%	$1.46	Alkali and Polymer Only
White Castle	Shell	Shell	Louisiana	1987	29	2.8	Tertiary	26.9%	10.10%	$8.18	No Polymer

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US Oil Price/Surfactant EOR Dates

[CHART]

16

Nowata SP Flood Model

[CHART]

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[CHART]

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[CHART]

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ASP/Model Advantages

•                  Reliable technology dates back to the 1950’s

•                  Significant technological advances in the last 25 years

•                  Applied in known mature fields

•                  Cost per incremental barrel: ~$12.00

20

Production & Reserves*

[GRAPHIC]

Rich Valley (Ladder)	Acreage: 4,500
780 Mboe proved; 937 Mboe probable 120 boepd

Panhandle (WO)	Acreage: 20,000
34,497 Mboe proved; 63,000 Mboe possible 800 boepd

Putnam	Acreage: 341
736 Mboe proved; 1,580 Mboe probable

Nowata	Acreage: 2,601
1,537 Mboe proved; 4,701 Mboe probable 200 boepd

Davenport	Acreage: 2,178
484 Mboe proved; 10,527 Mboe probable 50 boepd

Desdemona	Acreage: 10,300
1,986 Mboe proved; 24,367 Mboe probable 30 boepd

Total Production:   ~1,200 boepd

Total Reserves	Total Acreage: 39,920
	Mboe	BT PV10
Proved	40,020	$347,358,000
Probable/Possible	105,000	$1,292,772,000

*                 as of November 30, 2005

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Nowata

[GRAPHIC]

•                  Acquired for $2.5 million

•                  2,601 ac, Nowata County, OK

•                  Bartlesville Sand, 650 ft., 34 API

•                  OOIP: 58 Million bbls

•                  Proved: 1,537 Mboe

•                  Probable: 4,701 Mboe

•                  Production ~200 boepd

Strategy

ASP 24% recovery of core OOIP, pilot construction underway.
Anticipate ASP pilot injection to commence Q2 06, response expected Q1 07.

22

Davenport

[GRAPHIC]

•                  Acquired for $0.9 million

•                  2178 ac, Lincoln County, OK

•                  Prue Sand, 3,300 ft., 48 API

•                  OOIP: 58 Million bbls

•                  Proved: 484 Mboe

•                  Probable: 10,527 Mboe

•                  Production ~50 boepd

Strategy

ASP core testing underway, results expected Q2 06.  Anticipate ASP pilot injection to commence Q3/Q4 06.

23

Rich Valley

[GRAPHIC]

•                  Acquired for $2.2 million

•                  4,500 ac, Grant County, OK

•                  Mississippian Carbonate, 37 API

•                  Proved: 780 Mboe

•                  Probable: 937 Mboe

•                  Production: ~120 boepd

Strategy

Horizontal lateral drilling program

24

Desdemona

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•                  Acquired for $7.6 million

•                  10,300 ac, Erath County*, TX

•                  Duke Sand, 2,850 ft, 37 API

•                  OOIP: 92 Million bbls

•                  Proved: 1,986 Mboe

•                  Probable: 24,367 Mboe

•                  Production: ~30 boepd

Strategy

Increase current production with workovers and recompletions. Implementation of waterflood pilot is underway. Initiate gas sales.

25

Nowata

June 05	June 06	June 07	June 08

Engineering and Geo. Study	Execute	Await Pilot	Probables à Proved, SP Field
SHE Upgrades	SP Pilot	Response	Development

Mboe Proved: 1,537		4,701

BOEPD: 200			5,643

Davenport

June 05	June 06	June 07	June 08

Engineering, Geological	Execute	Pilot Response	Field wide implementation
SP Lab Studies	SP Pilot	Prob à Proved
SHE Upgrades

Mboe Proved: 484		10,527

BOEPD: 50			7,622

Desdemona

June 05	June 06	June 08	June 09	June 2010

Studies	WF Pilot	WF Expansion	Full WF Resp.	SP Expansion
SHE Upgrade	Response	SP Lab Study	SP Pilots
WF Pilots	Prob à Proved		Prob à Proved

Mboe Proved: 1,986		6,173		24,367

BOEPD: 30			8,262

26

Enhanced Oil Recovery – Upgrading of Probable to Proved Reserves

[CHART]

27

Why Panhandle (WO Energy)

•                  Strategic fit

•                  Regional growth opportunities

•                  Low reserve cost

•                  Generates significant free cash flow

•                  Highly accretive

28

Transaction Summary

		$m
•	Consideration
	• Cash	$2,000
	• 1,791,320 shares x $4.60/share	8,240
	• Debt ($30M senior, $15M sub)	45,000
	• Total consideration	$55,240

•	Proved Reserves – 35,000,000 boe
•	Probable/Possible – up to 63,000,000 boe
•	Current Production of ~800 boepd

29

Transaction Summary

•                  Senior debt $30M

•                  LIBOR + 1.75 – 2.25%

•                  Interest only, 4 years

•                  Subordinated debt $15M

•                  LIBOR + 6.5%

•                  Interest only, 5 years

•                  8.2% first year blended rate

•                  830 boepd hedged against price decrease ($60 in year 1, $55 in years 2 and 3)

•                  No hedge against price increase – upside not “capped”

30

Cost of Reserves

• Total Consideration	$55,240,000
• Allocated to equipment	5,240,000
• Allocated to oil assets	$50,000,000

• Total proved 34,497,000 boe	$1.45/boe
• PDP 5,100,000 boe
• PUD 29,397,000 boe
• Probables/Possibles up to 63,000,000 boe

31

Strategic Overlap

[GRAPHIC]

32

Growth Opportunities

[GRAPHIC]

33

Contribution to Annual Cash Flows

x 1,000	Cano (pre-acq)	Panhandle	Consolidated

Gross Op Rev	$8,030	$16,060	$25,813

Lease Op Expense	3,066	4,088	7,154

Production Taxes	482	964	1,549

Debt Service			3,600

G&A	4,900		4,900

Total Free Cash	$(418)		$8,610

34

Corporate Strategy FY2006-2009

•                  Increase production/cash flow

•                  Convert probable reserves to proved

• implement waterflood at Desdemona

• launch of Nowata SP project

• apply SP at Davenport

• horizontal drill at Rich Valley

• horizontal drill and apply SP at Putnam

• waterflood pilot at Panhandle

•                  Acquire additional properties that fit business model

35

Asset Development Plan

12 Months

Davenport	$1.4M	47 boepd – PDNP, SP evaluation, and $488K for 7.5% RWI

Rich Valley	$3.7M	140 boepd – drill 7 infill wells, PDNP, Waterflood eval. and SH&E upgrades. Proves infill program.

Nowata	$4.0M	58 boepd – SP chemistry and pilot, PDNP, SH&E. Proves SP reserves.

Desdemona	$3.7M	354 boepd – waterflood pilots, PDNP, gas sales, SWD facility, reservoir characterization. Proves waterflood resv.

Putnam	$0.8M	48 boepd, prove up horizontal well technology, SP chemistry evaluation

Panhandle	$2.0M	Initiate waterflood pilot

Total	$15.6M	Incremental 647 boepd production, proves additional 10.9 MMboe reserves with a PV10 of $247 million.

36

Projected Production Growth

[CHART]

37

PV10 Value Growth

[CHART]

38

Potential Equity Valuation

Current stock price	$10.16/share
Shares outstanding	26.9 million
Market capitalization	$273 million

Proved reserves (boe)	40 million
PV10 proved reserves at $56.54 (less debt)	$302 million
PV10 proved reserves at $56.54 (less debt)	$11.24/share

Probable reserves (boe)	105 million
PV10 probable reserves at $56.54	$1.293 billion
PV10 probable reserves at $56.54	$48.07/share
Probables (Risked 50%) =	$24.03/share

39

Proved PV10 Value* v. Share Price

[CHART]

*net of debt

40

© Cano Petroleum Inc, 2006

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